UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 28, 2020

AquaVenture Holdings Limited
(Exact name of registrant as specified in its charter)

British Virgin Islands
(State or other jurisdiction of incorporation)

001-37903	98-1312953
(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Conyers Corporate Services (BVI) Limited Commerce House, Wickhams Cay 1 P.O. Box 3140 Road Town British Virgin Islands VG11110 (Address of principal executive office)

(813) 855-8636 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	WAAS	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

On January 28, 2020, the U.S. Federal Trade Commission notified AquaVenture Holdings Limited (the “Company” or “AquaVenture”) that early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) was granted, effective immediately, with respect to the previously announced merger of Amberjack Merger Sub Limited (“Merger Sub”) with and into the Company (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of December 23, 2019 (the “Merger Agreement”), among Culligan International Company (“Parent”), Merger Sub and the Company.

The early termination of the waiting period under the HSR Act satisfies certain conditions to the closing of the Merger. The closing of the Merger remains subject to the satisfaction or waiver of the remaining conditions to the Merger set forth in the Merger Agreement.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, AquaVenture will file a proxy statement with the Securities and Exchange Commission (the "SEC”). Additionally, AquaVenture will file other relevant materials in connection with the proposed acquisition of AquaVenture by Parent. The materials to be filed by AquaVenture with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AquaVenture on AquaVenture’s website at https://aquaventure.com or by contacting AquaVenture investor relations at investors@aquaventure.com or the investors hotline at 855-278-WAAS (9227). INVESTORS AND SECURITY HOLDERS OF AQUAVENTURE ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Certain Information Regarding Participants

AquaVenture and its directors, executive officers and other persons, may be deemed to be participants in the solicitation of proxies of AquaVenture shareholders in connection with the proposed transaction. Information concerning the interests of AquaVenture’s participants in the solicitation, which may, in some cases, be different than those of AquaVenture’s shareholders generally, is set forth in the materials filed by AquaVenture with the SEC, including in AquaVenture’s definitive proxy statement filed with the SEC on April 26, 2019, and will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This announcement contains forward-looking statements, including statements about the expected impact of this transaction on Parent’s and AquaVenture’s financial and operating results and business, the operation and management of AquaVenture after the acquisition, the anticipated funding for the transaction, and the timing of the closing of the acquisition. Although Parent and AquaVenture believe that the assumptions upon which their respective forward-looking statements are based are reasonable, these statements involve risks and uncertainties, and actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include, but are not limited to, the receipt and timing of regulatory approvals for the transaction, the possibility that the transaction may not close, the reaction to the transaction of AquaVenture’s customers and business partners, the reaction of competitors to the transaction, the retention of AquaVenture employees, Parent’s plans for AquaVenture, economic conditions in the global markets in which Parent and AquaVenture operate, the future growth of AquaVenture’s and Parent’s businesses and the possibility that integration following the transaction may be more difficult than expected.

More information about these and other factors can be found in AquaVenture’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. Neither Parent nor AquaVenture accept any responsibility for any financial or operational information contained in this press release relating to the business, results of operations or financial condition of the other. Each of Parent and AquaVenture expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaVenture Holdings Limited

	By:	/s/ Lee S. Muller
Dated: January 30, 2020	Name:	Lee S. Muller
	Title:	Chief Financial Officer